UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1530

Name of Registrant:	Vanguard Explorer Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2005 - October 31, 2006

Item 1:	Reports to Shareholders

Vanguard® Explorer™ Fund

> Annual Report

October 31, 2006

>	Vanguard Explorer Fund’s Investor Shares posted a 13.6% return for the 2006 fiscal year. This result was a bit better than the return of its peer group, but fell short of the fund’s benchmark’s return.

>	Some solid stock selections by the advisors in the consumer discretionary, energy, and health care sectors added to the fund’s performance.

>	Disappointing results from several sectors, particularly consumer staples, telecommunication services, information technology, and industrials, detracted from fund performance.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	7
Fund Profile	13
Performance Summary	14
Financial Statements	16
Your Fund’s After-Tax Returns	29
About Your Fund’s Expenses	30
Glossary	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2006
Total
Returns
Vanguard Explorer Fund
Investor Shares	13.6%
Admiral™ Shares[1]	13.8
Russell 2500 Growth Index	15.6
Average Small-Cap Growth Fund[2]	12.8
Dow Jones Wilshire 5000 Index	16.6

Your Fund’s Performance at a Glance
October 31, 2005–October 31, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$76.67	$80.26	$0.230	$6.206
Admiral Shares	71.47	74.82	0.346	5.776

1	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2	Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

For the 12 months ended October 31, 2006, Vanguard Explorer Fund’s Investor Shares returned 13.6% (13.8% for Admiral Shares). The fund outpaced the result of its small-cap growth peer group by 0.8 percentage point, but fell shy of its benchmark index, the Russell 2500 Growth Index, by 2 percentage points. Astute stock selection in a few of the fund’s larger sector holdings was offset by disappointing results in several others.

If your Explorer investment is in a taxable account, you may wish to refer to our report on after-tax performance on page 29.

Stocks produced fitful rallies and familiar patterns

U.S. stock prices advanced in fits and starts during the past 12 months, reflecting the uncertainty that pervaded the market for much of the period. The broad market rallied at the start of the fiscal year, buoyed by strong corporate earnings growth and vigorous economic expansion. In mid-May, as investors responded to increasingly pungent whiffs of inflation, anxiety moved to the fore, and market indexes pulled back sharply. In late summer, optimism regained the upper hand. The broad market staged a powerful rally to post a 12-month return of 16.6%.

As has been the case for much of the past five years, smaller-capitalization stocks outperformed large-caps, and value-oriented stocks bested their growth-oriented counterparts. International stocks were especially strong performers; European and emerging-markets stocks led the way.

Rate hikes and inflation concerns drove the bond market

The fixed income markets reflected some of these same uncertainties, with the back-and-forth pattern most pronounced among the longest-maturity bonds. The Federal Reserve Board tightened monetary policy by raising its target for the federal funds rate six times during the fiscal year, to 5.25%, and the yields of short-term issues followed closely behind. The yields of longer-term securities, by contrast, dipped early in the year, rose sharply on inflation worries in May, then finished the period a bit above their starting point. The broad taxable bond market returned

5.2%. Corporate bonds generally outperformed government issues. Municipal bonds did better still.

A solid year, but a jagged trajectory

The fund’s performance was respectable on an absolute basis, though its trajectory was jagged. In the first six months, the fund returned 18.6%, while in the second half of the fiscal year, it posted a –4.2% return. The fund’s shift in course reflected the market for small-cap growth stocks. Initially, these stocks enjoyed excellent results as investors embraced some of the more speculative names; they then cooled off as investors’ diminished appetite for risk began to favor less risky, large-cap issues.

During the year, the advisors’ dual focus on strong earnings growth and reasonable stock valuations seemed out of sync with a small-cap market that placed greater

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.0%	11.9%	7.9%
Russell 2000 Index (Small-caps)	20.0	14.5	13.8
Dow Jones Wilshire 5000 Index (Entire market)	16.6	12.4	8.9
MSCI All Country World Index ex USA (International)	28.9	23.0	16.7

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	5.2%	3.9%	4.5%
Lehman Municipal Bond Index	5.7	4.8	5.1
Citigroup 3-Month Treasury Bill Index	4.5	2.8	2.3

CPI
Consumer Price Index	1.3%	2.9%	2.6%

emphasis on earnings growth than attractive prices. The fund typically has lower price/earnings and price/book ratios than the index, which suggests a preference for reasonable stock prices. These lower figures indicate that the advisors, in aggregate, stay away from some of the more speculative, highly valued stocks that inhabit the small-cap universe.

En route to outpacing its peer group of funds, Explorer’s strengths included holdings in the consumer discretionary, health care, and energy sectors—which together accounted for more than 40% of fund assets, on average. Among consumer-oriented stocks, the fund’s Internet retailers and specialty apparel sellers outperformed the index components. Its health care holdings, which included a slightly larger weighting in biotechnology stocks than did the index, turned in superior relative results. The fund’s energy holdings also turned in respectable results, despite volatile, but falling, energy prices.

The fund’s shortfall versus the index resulted primarily from comparatively small positions in a few top-performing sectors and some missed opportunities and subpar stock selections in others. In consumer staples, the fund missed out entirely on, or held significantly smaller positions in, some of the index’s best performers. Among telecommunication services stocks, the fund held few of the best-performing securities. Despite an overweighting in tech stocks, the fund’s sector holdings, in aggregate, underperformed the index sector. The fund’s industrials holdings fell a bit short

Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Small-Cap
	Shares	Shares	Growth Fund
Explorer Fund	0.46%	0.28%	1.68%

1	Fund expense ratios reflect the 12 months ended October 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

of the index sector’s return because of the sector’s relatively light weighting in select industries.

The fund’s long-term results continue their excellent trend

Your fund’s showing for the 2006 fiscal year was quite solid. However, it is seldom wise to pass judgment on a fund based on performance over such a short period. A look at longer-term results can shed light on the fund’s enduring character.

The table below shows the growth of hypothetical $10,000 investments in the Explorer Fund and in its comparative yardsticks. As you can see, your fund’s 10.3% average annual return would have grown that initial amount to $26,552—almost $6,500 more than the index (which does not incur investment costs) and $5,150 more than the average small-cap growth fund.

The fund’s advisory team—which includes six independent advisors—gives shareholders access to a deep pool of investment talent. We remain confident that this multiadvisor approach will serve the fund well in the future and will continue to provide competitive results. Your fund’s low costs also give it an ongoing advantage over its peers, as the fund is able to cycle more of its returns back to you, the investor.

The value of balance and diversification endures

As investors have learned over the years, the stock and bond markets can harbor many uncertainties. There is simply no

Total Returns
Ten Years Ended October 31, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
Explorer Fund Investor Shares	10.3%	$26,552
Russell 2500 Growth Index	7.2	20,065
Average Small-Cap Growth Fund	7.9	21,402
Dow Jones Wilshire 5000 Index	8.9	23,395

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost.

way to know what will happen year by year, much less day to day. That’s why Vanguard suggests that the best preparation for long-term investing is to select an appropriate, diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and risk tolerance.

Once you have made your initial decision, it is critical to stick with it, resisting the temptation to alter course. A balanced portfolio will never deliver the best (or worst) possible returns, but the ride is sure to be less bumpy than one that encompasses a higher degree of risk. A balanced portfolio gives you the chance to take part in some of the rewards that each asset class offers, and also dampens the effects of downturns. As a component of the stock portion of a diversified portfolio, the Explorer Fund can play a valuable role in helping you toward your long-term goals.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 16, 2006

A Change in the Way We List Fund Holdings

As you will see when you turn to the Financial Statements, the list of the fund’s investments is shorter than it used to be. This is because the Securities and Exchange Commission now permits mutual fund companies to publish an abbreviated list of fund holdings in semiannual and annual reports.

•	The Statement of Net Assets now lists each fund’s 50 largest holdings, along with any other holdings that, in total for any issuer, represent 1% or more of the fund’s net assets.
•

If you want to see a complete list of your fund’s securities, you can find it on our website at www.vanguard.com and at the SEC’s website (www.sec.gov). Or you can call us at 800-662-7447 to request a copy of the list.

We think the SEC decision is good news for the shareholders, because it allows us to highlight essential information while also helping us to save money for you. The list in this report focuses on the securities that are most important to the fund and excludes details about smaller holdings that have minimal impact on performance. And because the list is so much shorter, the fund will see substantial savings in printing and mailing costs and in the amount of paper we use.

Our reports continue to include the Fund Profiles, which provide an excellent overall snapshot of your fund and its top holdings.

Advisors’ Report

During the fiscal year ended October 31, 2006, Vanguard Explorer Fund’s Investor Shares gained 13.6%, and the lower-cost Admiral Shares gained 13.8%. This performance reflected the combined efforts of your fund’s six independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table on page 12. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment.

Grantham, Mayo,

Van Otterloo & Co. LLC

Portfolio Manager:

Sam Wilderman, CFA, Partner and

Director of U.S. Equity Management

Examining the market environment over the past 12 months requires splitting the time frame into two separate, distinctly different periods. From November 2005 through May 10, 2006, low-quality “junk” stocks continued their multiyear run. Record profit margins at low-quality companies, coupled with a historically low risk premium, created a near-perfect environment for these stocks. For the same six-month period in the previous fiscal year, junk stocks, as we measure them, returned 18.7%, while high-quality stocks returned 5.7%.

During the May 10 meeting of the Federal Reserve Board’s Open Market Committee, the Fed’s new chairman, Ben Bernanke, indicated that inflation was a major concern and that further rate increases would likely be required. This announcement prompted a spike in volatility and was a key inflection point for the performance of high- and low-quality stocks. Safety instantly became a more prominent concern for investors, and the performances of junk stocks and quality stocks reversed. From May 10 through the end of the fiscal year, previously high-flying junk stocks returned –0.9%, while quality stocks gained 7.5%. As more time passes, May 10 looks increasingly like a key turning point for the performance of junk stocks.

Our sector positioning was positive for the period, contributing to returns versus the benchmark. Overweighted positions in the “other energy” sector, which includes exploration and service companies, and in the consumer staples group contributed to relative returns. Individual stock selection, however, severely detracted from returns relative to the benchmark. In particular, selections among technology, health care, materials & processing, and producer durables hurt relative returns. Among GMO’s stock selection disciplines, both the valuation and momentum disciplines detracted from relative returns.

Over the 12 months, we moved the GMO subportfolio from underweighted positions in auto & transportation, integrated oils, and producer durables to overweightings in these sectors. The portfolio also shifted from overweightings in the “other energy” and utilities sectors to underweightings in both.

As of October 31, the largest sectors in our subportfolio were consumer discretionary, technology, and materials & processing. (Note that in this commentary we used the names of Russell equity sectors, rather than the Global Industry Classification Standard sector names that appear in other sections of this report.)

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

Our investment process evaluates each stock in the benchmark for its performance potential based on market sentiment, valuation, and earnings quality relative to its peers. We believe that at least one of these three elements will capture the market’s tendency to overreact to short-term news. We attempt to capitalize on this tendency by buying and selling stocks within industry peer groups, in order to add incremental return relative to our small-capitalization benchmark. We keep our portfolio’s exposure to industry and other risk factors in line with that of its benchmark. Thus, our largest sector is information technology—at 21% of the portfolio—not because of our view about stocks in that sector, but because they make up 21% of our stock universe, as represented in the benchmark index.

Based on our research to date, we have concluded that attempting to add value by over- or underweighting sectors is not worth the additional risk. Chiefly, this is because we prefer to take many small positions, rather than a few big ones. With only ten sectors to choose from, one wrong sector choice can adversely affect performance much more than one stock selection gone awry in a well-diversified portfolio. Similarly, we do not tilt toward or away from either the larger-cap or smaller-cap names in the benchmark

Over short periods, the different components of our model have differing levels of effectiveness. Over time, however, the fluctuations between these components offset one another, resulting in a strategy that has served us well over the long term. During the past year, our valuation component added the most value; the sentiment component had a positive effect, and the earnings-quality component was negative. Our most successful positions were in Akamai Technologies, Joy Global, Allegheny Technologies, and Sotheby’s Holdings. Red Hat, Eagle Materials, and Ryland Group did not perform well.

Granahan Investment

Management, Inc.

Portfolio Manager:

Jack Granahan, Managing Partner

The sectors that contributed most to performance in our subportfolio during the fiscal year were technology, health care, financial services, and auto & transportation. All but one of these sectors were overweighted relative to the Russell 2500 Growth Index. We underweighted the financial services sector. (We refer to index sectors as categorized by Russell, rather than by the Global Industry Classification Standard used in other sections of this report.)

Several categories penalized the subportfolio’s performance. Areas of weakness included the consumer-oriented sectors, materials & processing, producer durables, energy, and utilities, along with several small categories that totaled 1% of portfolio assets.

The subportfolio earned most of its positive return in the first half of the fiscal year. In the second half, returns were affected by more critical evaluations of earnings reports, caution concerning the drag on the economy from the decline in housing activity, and uncertainties in many growth companies related to stock option issues.

Strong performers in technology were generally identified with strong earnings trends. One example was Akamai Technologies, whose growth is being driven by the explosive increase in video applications on the Internet. For Brocade Communications Systems, a provider of data storage switches and systems, earnings growth accelerated after a period of hesitation. Atheros benefited as growth in chip sets for wireless communications increased.

In health care, acquisition activity helped boost interest in small biotech companies. Several of our holdings were bought at premiums, including Abgenix (biopharmaceuticals), Serologicals (life-science reagents), Cambridge Antibody Technology (antibodies), and Sirna Therapeutics (RNA interference technology).

Overall, our portfolio holdings continued to show strong growth in revenue and earnings. Revenue growth in health care, materials & processing, energy, producer durables, and technology has been especially solid. A key question for the future is how much further profit margins might improve, now that companies have seen several strong years. Our focus continues to be on relatively small companies with a case for earnings growth.

Wellington Management

Company, LLP

Portfolio Manager:

Kenneth L. Abrams, Senior Vice President

and Partner

For our portion of the fund, we utilize research and analysis of individual companies to select stocks that have exceptional growth potential relative to their valuations in the marketplace. We consider each stock individually before purchase and continually monitor developments at these companies for comparison with our expectations for growth.

Over the fiscal year, our subportfolio benefited from favorable security selection in the health care, energy, and consumer discretionary sectors. Within health care, biotechnology firm Abgenix was acquired at a premium by Amgen, and Human Genome Sciences benefited from positive results of phase II trials for its hepatitis C treatment, Albuferon. Manor Care rose on strong enrollment trends for long-term care. Among energy holdings, shares of TETRA Technologies, an oil and gas services company, climbed on strong earnings and guidance spurred by gains in its business related to decommissioned wells. Petroleum refiner Alon USA Energy benefited from strong profit margins in the refining industry. Finally, within the consumer discretionary sector, shares of Charter Communications rose sharply as the broadband company began to reap the benefits of its “triple play” strategy of cable, voice, and data services.

Our portfolio’s detractors over the fiscal period included Revlon, the maker of cosmetics and personal-care products. The company saw increasing competitive pressures and experienced disappointment with product-line introductions, which led to reduced earnings expectations. Shares of software company Red Hat suffered as investors worried about competitive pressures from Oracle and integration issues related to the acquisition of JBoss. Finally, Powerwave Technologies, a vendor of wireless subsystems, declined because of lower-than-expected demand from U.S. operators and recent production issues.

Our sector positioning continues to be predominantly a consequence of our bottom-up stock-selection process. As of October 31, the subportfolio was somewhat defensively postured, as we leaned toward utilities and financials and away from industrials and information technology.

Chartwell Investment Partners, L.P.

Portfolio Manager:

Edward N. Antoian, CFA, Managing Partner

In the current environment, we see investment opportunities across many sectors of the small-cap universe. Among business services firms, we are focused on consulting companies of various specialties, as well as on companies benefiting from continued growth in transaction processing. In financial services, we highlight companies that are participating in the growth and automation of the stock exchanges. In addition, we see strength in pricing for the insurance industry. In consumer services, many of our investments have been in lodging, where demand continues to vastly outpace growth in supply. In health care, we have favored outsourced pharmaceutical research and laboratory services, as well as drug discovery.

We think the backdrop for our fundamental approach to growth investing continues to be favorable. Three basic themes emerge from all of the market chatter: The economy is growing at a good pace, which supports the business plans of many small companies; an end to rising interest rates may be at hand; and cost pressures from energy markets have stabilized.

Looking ahead, we think this is a market environment in which well-managed small companies with good products can do well. We are alert to volatility, which could arise from changes in the interest rate outlook or in gross domestic product forecasts, or even from the usual short-term profit-taking that can follow quick increases in stock price. Yet, we continue to own a diverse selection of companies that we believe can grow profits at relatively fast rates over time.

Kalmar Investment Advisers

Portfolio Manager:

Ford B. Draper, Jr., President and

Chief Investment Officer

The 12 months ended October 31 represented Kalmar’s second year of managing a subportfolio for the Explorer Fund, employing our bottom-up “Growth-with-Value” investment style.

Our results over the fiscal year can best be viewed in two phases. During the first six months, our subportfolio—although increasing in value—appreciated less than the Russell 2500 Growth Index as lower-quality, volatile, commodity-driven companies led in a broad-market rally with a speculative tone. After that, the market corrected sharply on spiking oil prices and rising geopoliticial tensions, then recovered appealingly as investors reacted to relief on these fronts and to the Federal Reserve’s halt in interest rate increases, as well as to signs of greater confidence in an economic “soft landing.”

Our longer-term investment philosophy was beneficial through these ups and downs, keeping us from being distracted by the many abrupt turnabouts in market leadership among sectors. The strength of earnings results from our legitimate growth businesses also drew favorable attention to their stocks. Such good growers often tend to outperform in periods when the economy is slowing, as it has been.

Perhaps the clearest example of this “better business” effect was in our materials-related holdings. As industrial commodity prices pulled back sharply, many commodity cyclical companies that had been leaders faced abrupt corrections. In contrast, the stocks of our value-added businesses appreciated handsomely.

Projecting forward into 2007, in the context of a reasonably healthy world economy, our sense is that U.S. economic growth can continue, albeit at lower rates. There may be economic risks, however, given prolonged drag from the slump in the housing sector. Accordingly, Kalmar’s strategy is to emphasize stocks of highly profitable, more stable businesses that ought to be able to prosper despite a more challenging environment. If our companies can deliver strong growth in such an environment, their stocks should do well.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Grantham, Mayo,	28	3,248	Employs a highly disciplined approach to buying
Van Otterloo & Co. LLC			and selling stocks ranked among the 3,000 largest
			in the U.S. market, minus the very largest 500.
			Stocks are compared with one another and
			evaluated monthly using three disciplines, each of
			which represents an individual subportfolio.
Vanguard Quantitative	23	2,707	Conducts quantitative management using models
Equity Group			that assess valuation, marketplace sentiment, and
			balance-sheet characteristics of companies as
			compared with their peers.
Granahan Investment	21	2,428	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have
			the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one
			of three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.
Wellington Management	12	1,423	Conducts research and analysis of individual
Company, LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually
			before purchase, and company developments
			are continually monitored for comparison with
			expectations for growth.
Chartwell Investment	7	858	Uses a bottom-up, fundamental, research-driven
Partners, L.P.			stock-selection strategy focusing on companies
			with sustainable growth, strong management
			teams,competitive positions, and outstanding
			product and service offerings. These companies
			should continually demonstrate growth in earnings per share.
Kalmar Investment Advisers	7	825	Employs a “Growth-with-Value” strategy using
			creative, bottom-up research to uncover vigorously
			growing, high-quality businesses. The process also
			seeks out stocks that are inefficiently valued or that
			offer value through longer-term company
			ownership.The strategy has a dual objective of
			superior returns with lower risk.
Cash Investments[1]	2	292	—

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

Fund Profile

As of October 31, 2006

Portfolio Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	1,088	1,609	4,956
Median Market Cap	$2.2B	$2.2B	$28.7B
Price/Earnings Ratio	22.6x	27.1x	17.7x
Price/Book Ratio	3.1x	3.7x	2.6x
Yield		0.5%	1.6%
Investor Shares	0.3%
Admiral Shares	0.5%
Return on Equity	12.9%	13.1%	15.4%
Earnings Growth Rate	21.0%	19.0%	15.5%
Foreign Holdings	2.2%	0.0%	1.1%
Turnover Rate	96%	—	—
Expense Ratio		—	—
Investor Shares	0.46%
Admiral Shares	0.28%
Short-Term Reserves	2%	—	—

Sector Diversification (% of portfolio)
	Comparative		Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	18%	17%	12%
Consumer Staples	2	2	9
Energy	6	7	9
Financials	10	11	22
Health Care	16	19	12
Industrials	17	16	11
Information Technology	22	21	16
Materials	5	5	3
Telecommunication Services	1	2	3
Utilities	1	0	3
Short-Term Reserves	2%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.82
Beta	0.98	1.53

Ten Largest Holdings[4] (% of total net assets)

Akamai Technologies, Inc.	internet software and services	0.8%
O’Reilly Automotive, Inc.	automotive retail	0.7
Cephalon, Inc.	biotechnology	0.7
Swift Transportation Co., Inc.	trucking	0.6
The Dun &Bradstreet Corp.	diversified commerical and professional services	0.6
MSC Industrial Direct Co., Inc. Class A	trading companies and distributors	0.6
American Eagle Outfitters, Inc.	apparel retail	0.5
IDEXX Laboratories Corp.	health care equipment	0.5
Terex Corp.	construction, farm machinery, and heavy trucks	0.5
Alliance Data Systems Corp.	data processing and outsourced data services	0.5
Top Ten		6.0%

Investment Focus

1	Russell 2500 Growth Index.
2	Dow Jones Wilshire 5000 Index.
3	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 32.
4	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1996–October 31, 2006

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended October 31, 2006		of a $10,000
	One Year	Five Years	Ten Years	Investment
Explorer Fund Investor Shares	13.59%	10.97%	10.26%	$26,552
Dow Jones Wilshire 5000 Index	16.61	8.89	8.87	23,395
Russell 2500 Growth Index	15.56	9.91	7.21	20,065
Average Small-Cap Growth Fund[1]	12.82	7.74	7.91	21,402

			Final Value
		Since	of a $100,000
	One Year	Inception[2]	Investment
Explorer Fund Admiral Shares	13.79%	10.38%	$163,290
Dow Jones Wilshire 5000 Index	16.61	7.87	145,682
Russell 2500 Growth Index	15.56	9.16	154,547

1	Derived from data provided by Lipper Inc.
2	November 12, 2001.

Fiscal-Year Total Returns (%): October 31, 1996–October 31, 2006

Average Annual Total Returns: Periods Ended September 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	12/11/1967	5.55%	11.62%	9.54%
Admiral Shares	11/12/2001	5.74	9.59[1]	—

1 Return since inception.

Note: See Financial Highlights tables on pages 22 and 23 for dividend and capital gains information.

Financial Statements

Statement of Net Assets—Investments Summary

As of October 31, 2006

This Statement summarizes the fund’s holdings by asset type (common stocks, bonds, etc.) and by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com® and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	O’Reilly Automotive, Inc.	2,561,950	82,725	0.7%
	American Eagle Outfitters, Inc.	1,332,201	61,015	0.5%
	Family Dollar Stores, Inc.	1,360,346	40,062	0.4%
	Phillips-Van Heusen Corp.	865,300	39,596	0.4%
*	Lamar Advertising Co. Class A	656,260	37,853	0.3%
*	Dollar Tree Stores, Inc.	1,157,764	35,995	0.3%
†	Other—Consumer Discretionary		1,818,225	15.4%
			2,115,471	18.0%

† Consumer Staples			249,185	2.1%

Energy
*	Helix Energy Solutions Group, Inc.	1,353,200	43,708	0.4%
	St. Mary Land & Exploration Co.	1,003,300	37,413	0.3%
†	Other—Energy		553,131	4.7%
			634,252	5.4%
Financials
	Jefferies Group, Inc.	1,743,700	50,097	0.4%
*	Affiliated Managers Group, Inc.	496,330	49,702	0.4%
	CapitalSource Inc. REIT	1,775,996	49,266	0.4%
	Cash America International Inc.	1,014,200	41,917	0.4%
	Brown & Brown, Inc.	1,205,170	35,263	0.3%
	Cullen/Frost Bankers, Inc.	642,300	34,787	0.3%
^ The First Marblehead Corp.		511,153	34,477	0.3%
†	Other—Financials		798,994	6.8%
			1,094,503	9.3%
Health Care
*	Cephalon, Inc.	1,125,615	78,996	0.7%
*	IDEXX Laboratories Corp.	732,958	60,989	0.5%
*	Henry Schein, Inc.	923,520	45,890	0.4%

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	Pharmaceutical Product Development, Inc.	1,310,736	41,485	0.4%
*	Human Genome Sciences, Inc.	2,716,600	36,267	0.3%
	Manor Care, Inc.	734,707	35,259	0.3%
	DENTSPLY International Inc.	1,121,689	35,086	0.3%
†	Other—Health Care		1,559,438	13.2%
			1,893,410	16.1%
Industrials
*	Swift Transportation Co., Inc.	2,946,697	74,109	0.6%
*	The Dun & Bradstreet Corp.	894,700	69,107	0.6%
	MSC Industrial Direct Co., Inc. Class A	1,606,869	65,753	0.6%
*	Terex Corp.	1,149,700	59,508	0.5%
	Donaldson Co., Inc.	1,312,900	49,299	0.4%
	Watsco, Inc.	880,400	43,844	0.4%
*	The Advisory Board Co.	761,135	42,030	0.4%
*	Wesco International, Inc.	620,500	40,500	0.3%
	Fastenal Co.	932,200	37,512	0.3%
†	Other—Industrials		1,471,466	12.5%
			1,953,128	16.6%
Information Technology
*	Akamai Technologies, Inc.	2,040,845	95,634	0.8%
*	Alliance Data Systems Corp.	969,544	58,871	0.5%
*	Brocade Communications Systems, Inc.	5,905,400	47,893	0.4%
*	MPS Group, Inc.	3,097,621	47,239	0.4%
*	Red Hat, Inc.	2,732,813	44,763	0.4%
*	Integrated Device Technology Inc.	2,599,122	41,196	0.4%
*	Citrix Systems, Inc.	1,306,641	38,585	0.3%
*	Ingram Micro, Inc. Class A	1,842,700	37,978	0.3%
*	BMC Software, Inc.	1,231,500	37,327	0.3%
*	Polycom, Inc.	1,351,375	37,028	0.3%
*	Ceridian Corp.	1,568,450	36,968	0.3%
*	Informatica Corp.	2,972,214	36,826	0.3%
	FactSet Research Systems Inc.	693,377	35,293	0.3%
	Tektronix, Inc.	1,137,000	34,531	0.3%
*	VeriFone Holdings, Inc.	1,174,800	34,316	0.3%
*	CommScope, Inc.	1,073,200	34,246	0.3%
†	Other—Information Technology		1,851,397	15.7%
			2,550,091	21.6%
Materials
	Allegheny Technologies Inc.	537,600	42,325	0.4%
	AptarGroup Inc.	631,400	34,670	0.3%
	Steel Dynamics, Inc.	566,900	34,076	0.3%
†	Other—Materials		437,822	3.7%
			548,893	4.7%

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
† Telecommunication Services		98,739	0.8%
† Utilities		72,962	0.6%

Exchange-Traded Funds
^[2]Vanguard Small-Cap ETF	1,862,353	124,349	1.0%
^[2]Vanguard Small-Cap Growth ETF	713,200	45,395	0.4%
		169,744	1.4%
Total Common Stocks (Cost $9,928,252)		11,380,378	96.6%[1]
Temporary Cash Investments
Money Market Fund
[3] Vanguard Market Liquidity Fund, 5.289%	375,833,343	375,833	3.2%
[3] Vanguard Market Liquidity Fund,
5.289%—Note G	123,763,230	123,763	1.1%
		499,596	4.3%

	Face
	Amount
	($000)
Repurchase Agreement
Deutsche Bank 5.300%, 11/1/06
(Dated 10/31/06, Repurchase Value
$27,604,000, Collateralized by
Federal Home Loan Mortgage Corp.,
5.000%–5.500%, 9/1/19–9/1/35)	27,600	27,600	0.2%

U.S. Agency Obligations
[4] Federal Home Loan Mortgage Corp.
[5] 5.150%–5.187%, 12/26/06–2/16/07	22,000	21,815	0.2%

Total Temporary Cash Investments (Cost $549,011)		549,011	4.7%[1]
Total Investments (Cost $10,477,263)		11,929,389	101.3%
Other Assets and Liabilities
Other Assets—Note C		111,032	0.9%
Liabilities—Note G		(259,181)	(2.2%)
		(148,149)	(1.3%)
Net Assets (100%)		11,781,240	100.0%

At October 31, 2006, net assets consisted of:[6]
Amount
($000)
Paid-in Capital	9,247,715
Undistributed Net Investment Income	14,153
Accumulated Net Realized Gains	1,062,939
Unrealized Appreciation
Investment Securities	1,452,126
Futures Contracts	4,307
Foreign Currencies	—
Net Assets	11,781,240

Investor Shares—Net Assets
Applicable to 106,119,909 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	8,517,110
Net Asset Value Per Share—Investor Shares	$80.26

Admiral Shares—Net Assets
Applicable to 43,624,160 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	3,264,130
Net Asset Value Per Share—Admiral Shares	$74.82

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.

†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.
1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 3.0%, respectively, of net assets. See Note E in Notes to Financial Statements.

2	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5	Securities with a value of $21,815,000 and cash of $2,800,000 have been segregated as initial margin for open futures contracts.
6	See Note E in Notes to Financial Statements for the tax-basis components of net assets. REIT—Real Estate Investment Trust.

Statement of Operations

Year Ended
October 31, 2006
($000)
Investment Income
Income
Dividends[1,2]	65,504
Interest[2]	26,075
Security Lending	4,982
Total Income	96,561
Expenses
Investment Advisory Fees—Note B
Basic Fee	19,593
Performance Adjustment	(3,024)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	25,187
Management and Administrative—Admiral Shares	3,621
Marketing and Distribution—Investor Shares	2,131
Marketing and Distribution—Admiral Shares	794
Custodian Fees	143
Auditing Fees	28
Shareholders’ Reports—Investor Shares	317
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	14
Total Expenses	48,809
Expenses Paid Indirectly—Note D	(502)
Net Expenses	48,307
Net Investment Income	48,254
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,190,501
Futures Contracts	24,819
Foreign Currencies	(33)
Realized Net Gain (Loss)	1,215,287
Change in Unrealized Appreciation (Depreciation)
Investment Securities	106,712
Futures Contracts	6,465
Foreign Currencies	1
Change in Unrealized Appreciation (Depreciation)	113,178
Net Increase (Decrease) in Net Assets Resulting from Operations	1,376,719

1	Dividends are net of foreign withholding taxes of $126,000.
2	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,539,000, $22,742,000, and $1,138,000, respectively.

Statement of Changes in Net Assets

	Year Ended October 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,254	18,100
Realized Net Gain (Loss)	1,215,287	958,645
Change in Unrealized Appreciation (Depreciation)	113,178	266,311
Net Increase (Decrease) in Net Assets Resulting from Operations	1,376,719	1,243,056
Distributions
Net Investment Income
Investor Shares	(23,606)	—
Admiral Shares	(12,258)	—
Realized Capital Gain[1]
Investor Shares	(636,946)	(8,028)
Admiral Shares	(204,628)	(1,311)
Total Distributions	(877,438)	(9,339)
Capital Share Transactions—Note H
Investor Shares	301,408	(518,704)
Admiral Shares	742,483	1,060,504
Net Increase (Decrease) from Capital Share Transactions	1,043,891	541,800
Total Increase (Decrease)	1,543,172	1,775,517
Net Assets
Beginning of Period	10,238,068	8,462,551
End of Period[2]	11,781,240	10,238,068

1	Includes fiscal 2006 and 2005 short-term gain distributions totaling $212,902,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net Assets—End of Period includes undistributed net investment income of $14,153,000 and $6,872,000.

Financial Highlights

Explorer Fund Investor Shares
				Year Ended October 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$76.67	$67.01	$63.17	$44.60	$51.91
Investment Operations
Net Investment Income (Loss)	.302	.111	(.05)	(.012)	(.005)
Net Realized and Unrealized Gain (Loss)
on Investments	9.724	9.622	3.89	18.587	(7.200)
Total from Investment Operations	10.026	9.733	3.84	18.575	(7.205)
Distributions
Dividends from Net Investment Income	(.230)	—	—	(.005)	(.105)
Distributions from Realized Capital Gains	(6.206)	(.073)	—	—	—
Total Distributions	(6.436)	(.073)	—	(.005)	(.105)
Net Asset Value, End of Period	$80.26	$76.67	$67.01	$63.17	$44.60

Total Return	13.59%	14.53%	6.08%	41.65%	–13.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,517	$7,836	$7,302	$5,662	$3,432
Ratio of Total Expenses to Average Net Assets[1]	0.46%	0.51%	0.57%	0.72%	0.70%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.36%	0.16%	(0.11%)	(0.08%)	(0.01%)
Portfolio Turnover Rate	96%	80%	82%	77%	69%

1	Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.01%), 0.02%, 0.07%, and 0.07%.

Explorer Fund Admiral Shares
					Nov. 12,
					2001[1] to
	Year Ended October 31,				Oct. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$71.47	$62.37	$58.71	$41.43	$50.00
Investment Operations
Net Investment Income	.422	.215	.04	.064	.035
Net Realized and Unrealized Gain (Loss)
on Investments	9.050	8.953	3.62	17.259	(8.498)
Total from Investment Operations	9.472	9.168	3.66	17.323	(8.463)
Distributions
Dividends from Net Investment Income	(.346)	—	—	(.043)	(.107)
Distributions from Realized Capital Gains	(5.776)	(.068)	—	—	—
Total Distributions	(6.122)	(.068)	—	(.043)	(.107)
Net Asset Value, End of Period	$74.82	$71.47	$62.37	$58.71	$41.43

Total Return	13.79%	14.70%	6.23%	41.85%	–16.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,264	$2,402	$1,161	$721	$293
Ratio of Total Expenses to Average Net Assets[2]	0.28%	0.34%	0.43%	0.57%	0.61%*
Ratio of Net Investment Income to
Average Net Assets	0.54%	0.33%	0.04%	0.05%	0.13%*
Portfolio Turnover Rate	96%	80%	82%	77%	69%

1	Inception.
2	Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.01%), 0.02%, 0.07%, and 0.07%.
*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds) between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), Granahan Investment Management, Inc., Wellington Management Company, LLP, Chartwell Investment Partners, L.P., and Kalmar Investment Advisers each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of GMO, Granahan Investment Management, Inc., Wellington Management Company, and Chartwell Investment Partners are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. In accordance with the advisory contract entered into with Kalmar Investment Advisers in February 2005, beginning in February 2007 the investment advisory fee will be subject to quarterly adjustments based on performance since April 30, 2005, relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $672,000 for the year ended October 31, 2006.

For the year ended October 31, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets before a decrease of $3,024,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2006, the fund had contributed capital of $1,190,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2006, these arrangements reduced the fund’s management and administrative expenses by $470,000 and custodian fees by $32,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2006, the fund realized net foreign currency losses of $33,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation on passive foreign investment company holdings at October 31, 2006, was $7,651,000.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $5,076,000 from undistributed net investment income, and $154,741,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2006, the fund had $160,263,000 of ordinary income and $954,472,000 of long-term capital gains available for distribution.

At October 31, 2006, the cost of investment securities for tax purposes was $10,494,926,000. Net unrealized appreciation of investment securities for tax purposes was $1,434,463,000, consisting of unrealized gains of $1,872,950,000 on securities that had risen in value since their purchase and $438,487,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2006, the aggregate settlement value of open futures contracts expiring in December 2006 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
Russell 2000 Index	434	167,307	4,270
E-mini NASDAQ 100 Index	712	24,817	65
E-mini Russell 2000 Index	34	2,621	(28)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended October 31, 2006, the fund purchased $10,993,854,000 of investment securities and sold $10,726,991,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at October 31, 2006, was $118,545,000, for which the fund received cash collateral of $123,763,000.

H. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,425,082	17,937	1,728,503	23,376
Issued in Lieu of Cash Distributions	648,833	8,577	7,866	106
Redeemed	(1,772,507)	(22,598)	(2,255,073)	(30,239)
Net Increase (Decrease)—Investor Shares	301,408	3,916	(518,704)	(6,757)
Admiral Shares
Issued	1,219,648	16,488	1,422,697	20,258
Issued in Lieu of Cash Distributions	207,776	2,951	1,242	18
Redeemed	(684,941)	(9,428)	(363,435)	(5,277)
Net Increase (Decrease)—Admiral Shares	742,483	10,011	1,060,504	14,999

I.In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning November 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Explorer Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presen-tation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2006

Special 2006 tax information (unaudited) for Vanguard Explorer Fund

This information for the fiscal year ended October 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $769,821,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $44,869,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 27.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Fund Investor Shares
Periods Ended October 31, 2006
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	13.59%	10.97%	10.26%
Returns After Taxes on Distributions	11.84	10.60	8.54
Returns After Taxes on Distributions and Sale of Fund Shares	10.05	9.45	8.05

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	4/30/2006	10/31/2006	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$957.64	$2.22
Admiral Shares	1,000.00	958.49	1.33
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.94	$2.29
Admiral Shares	1,000.00	1,023.84	1.38

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 30 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
144 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
144 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
144 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
144 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
144 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
144 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
144 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
144 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
144 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
144 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, VIPER, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction	You can obtain a free copy of Vanguard’s proxy voting
with the offering of shares of any Vanguard	guidelines by visiting our website, www.vanguard.com,
fund only if preceded or accompanied by	and searching for “proxy voting guidelines,” or by calling
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q240 122006

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2006: $28,000
Fiscal Year Ended October 31, 2005: $21,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended October 31, 2006:$2,347,620
Fiscal Year Ended October 31, 2005: $2,152,740

(b)     Audit-Related Fees.

Fiscal Year Ended October 31, 2006: $530,000
Fiscal Year Ended October 31, 2005: $382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended October 31, 2006: $101,300
Fiscal Year Ended October 31, 2005: $98,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended October 31, 2006: $0
Fiscal Year Ended October 31, 2005: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2006: $101,300
Fiscal Year Ended October 31, 2005: $98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: SEE BELOW

Vanguard Explorer Fund
Schedule of Investments
October 31, 2006

Explorer Fund	Shares	Market Value ($000)

Common Stocks (96.6%)1

Consumer Discretionary (18.0%)
Auto Components (0.5%)
* TRW Automotive Holdings Corp.	738,800	18,950
* Tenneco Automotive, Inc.	706,800	16,044
* The Goodyear Tire &Rubber Co.	826,103	12,664
ArvinMeritor, Inc.	168,400	2,529
Modine Manufacturing Co.	67,200	1,600
Bandag, Inc.	33,500	1,470
* Drew Industries, Inc.	51,700	1,404
BorgWarner, Inc.	18,900	1,087
Noble International, Ltd.	14,670	261
Automobiles (0.3%)
Thor Industries, Inc.	661,400	28,983
^ Winnebago Industries, Inc.	272,400	9,068
Distributors (0.1%)
* Keystone Automotive Industries, Inc.	246,200	9,469
Diversified Consumer Services (1.2%)
* ITT Educational Services, Inc.	491,400	33,882
* Laureate Education Inc.	404,035	21,301
Service Corp. International	1,684,250	15,360
* DeVry, Inc.	511,975	12,467
Sotheby's	303,822	11,545
* Career Education Corp.	364,352	8,118
ServiceMaster Co.	694,900	7,873
Jackson Hewitt Tax Service Inc.	226,700	7,844
^ Pre-Paid Legal Services, Inc.	159,700	6,779
* Bright Horizons Family Solutions, Inc.	117,721	4,523
* Steiner Leisure Ltd.	80,015	3,652
Matthews International Corp.	73,800	2,835
Regis Corp.	67,300	2,527
* Vertrue Inc.	13,000	585
* Lincoln Educational Services	23,427	391
Hotels, Restaurants &Leisure (2.5%)
Brinker International, Inc.	580,500	26,953
* Papa John's International, Inc.	604,333	22,179
* Rare Hospitality International Inc.	697,765	21,987
* Penn National Gaming, Inc.	521,842	19,084
* Life Time Fitness, Inc.	359,275	18,513
Ruby Tuesday, Inc.	490,300	13,606
* Ruth's Chris Steak House	613,100	12,072
Applebee's International, Inc.	455,961	10,405
* Gaylord Entertainment Co.	210,400	9,792
* Texas Roadhouse, Inc.	596,188	8,615
CBRL Group, Inc.	186,551	8,191
* Sonic Corp.	347,025	7,895
* Scientific Games Corp.	274,920	7,706
Orient-Express Hotel Ltd.	192,350	7,588
* Panera Bread Co.	122,670	7,581
* O'Charley's Inc.	379,100	7,540
Hilton Hotels Corp.	220,940	6,390
Choice Hotel International, Inc.	146,900	6,158
* CEC Entertainment Inc.	171,750	5,920
Domino's Pizza, Inc.	214,851	5,840
* P.F. Chang's China Bistro, Inc.	131,600	5,504
* Fortune Brands, Inc.	177,700	5,377
* Burger King Holdings Inc.	313,230	5,256
Tim Hortons, Inc.	177,510	5,130
* McCormick &Schmick's Seafood Restaurants, Inc.	188,700	4,961
* Red Robin Gourmet Burgers, Inc.	98,475	4,750
Dover Downs Gaming &Entertainment, Inc.	272,850	3,866
IHOP Corp.	73,300	3,824
* Chipotle Mexican Grill, Inc.	65,000	3,796
OSI Restaurant Partners, Inc.	107,700	3,583
International Game Technology	77,525	3,296
* Jack in the Box Inc.	53,900	3,024
* WMS Industries, Inc.	84,368	2,981
Darden Restaurants Inc.	51,500	2,158
CKE Restaurants Inc.	86,400	1,688
* Morton's Restaurant Group Inc.	72,500	1,174
* MTR Gaming Group Inc.	107,000	1,137
* Denny's Corp.	206,070	876
Station Casinos, Inc.	5,400	326
Household Durables (1.4%)
* Helen of Troy Ltd.	914,300	22,501
* NVR, Inc.	39,450	22,151
Harman International Industries, Inc.	157,325	16,102
Ethan Allen Interiors, Inc.	401,200	14,291
Tenma Corp.	773,000	13,129
Ryland Group, Inc.	231,600	10,637
^ Garmin Ltd.	149,200	7,969
MDC Holdings, Inc.	137,909	6,876
Kimball International, Inc. Class B	266,600	6,625
* ^ Tempur-Pedic International Inc.	328,300	6,481
Fortune Brands, Inc.	61,115	4,703
Beazer Homes USA, Inc.	108,400	4,698
* Champion Enterprises, Inc.	484,400	4,486
M/I Homes, Inc.	108,900	3,912
Tupperware Corp.	176,900	3,756
KB Home	82,400	3,703
The Yankee Candle Co., Inc.	100,100	3,388
^ Brookfield Homes Corp.	96,920	3,145
* Hovnanian Enterprises Inc. Class A	100,400	3,097
Standard Pacific Corp.	86,000	2,084
* Interface, Inc.	99,751	1,451
Blyth, Inc.	30,800	737
Leggett &Platt, Inc.	22,200	518
The Stanley Works	7,500	357
Internet &Catalog Retail (0.9%)
* VistaPrint Ltd.	1,022,020	31,969
* priceline.com, Inc.	624,500	25,161
* Coldwater Creek Inc.	801,861	24,449
* PetMed Express, Inc.	582,300	7,279
* Hollywood Media Corp.	1,561,823	6,575
* IAC/InterActiveCorp	173,180	5,365
Leisure Equipment &Products (0.5%)
SCP Pool Corp.	733,000	30,038
* MarineMax, Inc.	267,733	7,633
Oakley, Inc.	280,300	5,208
Polaris Industries, Inc.	90,800	3,888
* JAKKS Pacific, Inc.	175,700	3,811
Brunswick Corp.	100,300	3,160
* Marvel Entertainment, Inc.	19,700	499
Media (2.0%)
* Lamar Advertising Co. Class A	656,260	37,853
* DreamWorks Animation SKG, Inc.	1,017,167	26,904
Harte-Hanks, Inc.	789,300	19,930
Catalina Marketing Corp.	750,600	19,028
* TiVo Inc.	2,935,400	18,757
* LodgeNet Entertainment Corp.	749,129	17,230
* Charter Communications, Inc.	7,300,600	16,791
ADVO, Inc.	434,800	12,766
* Harris Interactive Inc.	1,640,674	10,960
Warner Music Group Corp.	327,886	8,502
* Morningstar, Inc.	203,471	8,326
John Wiley &Sons Class A	217,900	7,692
Meredith Corp.	138,800	7,287
Dow Jones &Co., Inc.	119,500	4,193
* Interpublic Group of Cos., Inc.	329,600	3,596
World Wrestling Entertainment, Inc.	154,500	2,576
* RCN Corp.	87,991	2,541
* Valassis Communications, Inc.	154,600	2,321
* Gemstar-TV Guide International, Inc.	624,971	2,175
The McClatchy Co. Class A	48,700	2,111
Sinclair Broadcast Group, Inc.	232,300	2,095
* Spanish Broadcasting System, Inc.	432,726	2,034
Regal Entertainment Group Class A	66,890	1,387
Martha Stewart Living Omnimedia, Inc.	54,700	1,160
* XM Satellite Radio Holdings, Inc.	54,300	633
Courier Corp.	8,081	317
Value Line, Inc.	2,100	112
Multiline Retail (0.7%)
Family Dollar Stores, Inc.	1,360,346	40,062
* Dollar Tree Stores, Inc.	1,157,764	35,995
Golden Eagle Retail Group Ltd.	11,034,000	7,285
* ^ Conn's, Inc.	159,800	3,838
Speciality Retail (6.2%)
* O'Reilly Automotive, Inc.	2,561,950	82,725
American Eagle Outfitters, Inc.	1,332,201	61,015
* Hibbett Sporting Goods, Inc.	1,027,498	30,044
* AnnTaylor Stores Corp.	656,700	28,908
Claire's Stores, Inc.	915,500	25,954
* Guess ?, Inc.	452,700	25,781
* Tween Brands, Inc.	586,220	24,516
* Charming Shoppes, Inc.	1,581,966	23,413
* The Gymboree Corp.	486,100	22,584
* The Dress Barn, Inc.	1,006,700	21,866
* Tractor Supply Co.	445,305	21,562
Men's Wearhouse, Inc.	538,603	21,463
Aaron Rents, Inc.	791,890	19,702
Ross Stores, Inc.	659,297	19,403
Borders Group, Inc.	894,000	18,408
* Genesco, Inc.	482,000	18,109
United Auto Group, Inc.	747,700	17,182
* ^ Select Comfort Corp.	751,976	16,077
* CarMax, Inc.	351,100	15,554
* Guitar Center, Inc.	334,630	14,513
* Payless ShoeSource, Inc.	514,900	13,774
Advance Auto Parts, Inc.	391,884	13,724
Williams-Sonoma, Inc.	375,900	12,784
* DSW Inc. Class A	359,537	12,440
Circuit City Stores, Inc.	452,900	12,219
* GameStop Corp. Class A	214,815	10,968
* Aeropostale, Inc.	369,000	10,815
Group 1 Automotive, Inc.	186,900	10,711
* Rent-A-Center, Inc.	370,400	10,653
* Build-A-Bear-Workshop, Inc.	302,500	8,827
* Charlotte Russe Holding Inc.	319,058	8,822
* The Children's Place Retail Stores, Inc.	120,400	8,451
PETsMART, Inc.	277,430	7,984
bebe stores, inc	276,000	6,853
Tiffany &Co.	191,050	6,824
Abercrombie &Fitch Co.	75,100	5,757
Barnes &Noble, Inc.	131,854	5,447
* The Wet Seal, Inc. Class A	865,308	5,400
Christopher &Banks Corp.	197,900	5,341
* Pacific Sunwear of California, Inc.	269,075	4,741
Cato Corp. Class A	204,400	4,679
RadioShack Corp.	223,800	3,993
* Urban Outfitters, Inc.	209,485	3,666
Talbots Inc.	129,200	3,623
Lithia Motors, Inc.	97,800	2,494
* ^ Citi Trends Inc.	52,100	2,044
* Zumiez Inc.	30,400	999
* Jos. A. Bank Clothiers, Inc.	27,300	811
The Buckle, Inc.	13,700	542
Stein Mart, Inc.	30,100	493
* Dick's Sporting Goods, Inc.	9,200	458
Textiles, Apparel &Luxury Goods (1.6%)
Phillips-Van Heusen Corp.	865,300	39,596
* Quiksilver, Inc.	1,439,900	20,087
Polo Ralph Lauren Corp.	243,070	17,258
* Carter's, Inc.	580,470	16,387
K-Swiss, Inc.	448,495	15,841
Steven Madden, Ltd.	301,500	13,007
* Deckers Outdoor Corp.	184,500	9,810
* Columbia Sportswear Co.	172,600	9,638
Liz Claiborne, Inc.	222,800	9,395
* Timberland Co.	264,000	7,616
* Iconix Brand Group Inc.	330,000	6,151
* Volcom, Inc.	159,535	5,226
Oxford Industries, Inc.	99,000	5,225
* Fossil, Inc.	230,150	5,026
Wolverine World Wide, Inc.	175,200	4,969
* Skechers U.S.A., Inc.	125,500	3,751
^ Charles &Colvard Ltd.	181,125	1,617
Kenneth Cole Productions, Inc.	60,300	1,533

		2,115,471

Consumer Staples (2.1%)
* Energizer Holdings, Inc.	387,350	30,271
* Central Garden and Pet Co.	443,280	22,151
Nu Skin Enterprises, Inc.	890,800	17,032
Alberto-Culver Co. Class B	314,500	15,980
Tyson Foods, Inc.	1,099,800	15,892
* Performance Food Group Co.	478,500	13,910
* The Pantry, Inc.	232,602	12,695
* Hansen Natural Corp.	378,300	12,011
* NBTY, Inc.	415,548	11,561
Brown-Forman Corp. Class B	135,400	9,775
Longs Drug Stores, Inc.	208,690	8,982
Flowers Foods, Inc.	319,000	8,667
MGP Ingredients, Inc.	323,000	7,251
McCormick &Co., Inc.	187,000	6,994
The Great Atlantic &Pacific Tea Co., Inc.	225,200	6,231
Andersons, Inc.	138,000	4,961
Estee Lauder Cos. Class A	109,500	4,423
* ^ Wild Oats Markets Inc.	222,573	4,002
* BJ's Wholesale Club, Inc.	133,900	3,836
* Jones Soda Co. Private Placement	387,800	3,816
* ^ Bare Escentuals, Inc.	121,470	3,721
Church &Dwight, Inc.	91,300	3,704
Lancaster Colony Corp.	86,281	3,499
* Smithfield Foods, Inc.	109,600	2,946
Corn Products International, Inc.	77,900	2,819
Vector Group Ltd.	117,668	2,017
* Pathmark Stores, Inc.	192,400	1,949
* Ralcorp Holdings, Inc.	34,100	1,686
* Playtex Products, Inc.	104,900	1,462
Seaboard Corp.	951	1,343
Sanderson Farms, Inc.	43,400	1,151
^ National Beverage Corp.	75,700	867
^ Mannatech, Inc.	42,300	664
Alico, Inc.	8,400	521
Spartan Stores, Inc.	19,100	395

		249,185

Energy (5.4%)
* Helix Energy Solutions Group, Inc.	1,353,200	43,708
St. Mary Land &Exploration Co.	1,003,300	37,413
* FMC Technologies Inc.	490,800	29,669
Tidewater Inc.	494,850	24,609
Holly Corp.	471,000	22,401
* Western Oil Sands Inc.	863,800	22,319
* Grant Prideco, Inc.	587,150	22,177
* Comstock Resources, Inc.	732,900	20,448
Frontier Oil Corp.	651,800	19,163
* Superior Energy Services, Inc.	606,800	18,993
* Grey Wolf, Inc.	2,588,195	18,117
* TETRA Technologies, Inc.	648,300	16,791
Patterson-UTI Energy, Inc.	700,721	16,257
Foundation Coal Holdings, Inc.	436,800	16,035
* Hornbeck Offshore Services, Inc.	428,510	15,465
* OPTI Canada Inc.	915,600	14,685
RPC Inc.	671,000	14,574
* Ultra Petroleum Corp.	263,500	14,063
World Fuel Services Corp.	304,700	13,108
Rowan Cos., Inc.	391,800	13,078
Helmerich &Payne, Inc.	541,668	12,973
XTO Energy, Inc.	268,258	12,517
* Universal Compression Holdings, Inc.	205,800	12,402
Tesoro Petroleum Corp.	172,100	11,004
* Oil States International, Inc.	358,603	10,414
* Unit Corp.	214,200	9,937
* W-H Energy Services, Inc.	192,300	9,005
* Atwood Oceanics, Inc.	193,000	8,917
* Hercules Offshore, Inc.	223,000	7,943
CARBO Ceramics Inc.	219,450	7,396
* Todco Class A	214,359	7,316
Range Resources Corp.	265,426	7,206
* Basic Energy Services Inc.	294,500	7,198
* Complete Production Services, Inc.	351,600	6,782
* Global Industries Ltd.	407,296	6,761
* Parker Drilling Co.	825,500	6,761
* Veritas DGC Inc.	87,729	6,317
* VeraSun Energy Corp.	342,400	6,297
* Giant Industries, Inc.	76,000	6,154
ENSCO International, Inc.	124,000	6,072
* Oceaneering International, Inc.	168,300	6,057
* Pioneer Drilling Co.	415,900	5,461
* Forest Oil Corp.	157,005	5,125
Niko Resources Ltd.	77,475	4,702
W&T Offshore, Inc.	127,100	4,292
* NATCO Group Inc.	120,500	3,993
* National Oilwell Varco Inc.	56,380	3,405
* Vaalco Energy, Inc.	397,700	3,297
* Cameron International Corp.	63,500	3,181
* Bois d'Arc Energy, Inc.	175,600	2,824
Pogo Producing Co.	41,500	1,857
* Bronco Drilling Co., Inc.	86,400	1,472
* Denbury Resources, Inc.	40,800	1,173
* NS Group Inc.	17,872	1,168
* ^ GeoGlobal Resources Inc.	147,000	1,164
* Plains Exploration &Production Co.	26,700	1,129
* Matrix Service Co.	59,700	858
* Callon Petroleum Co.	25,400	391
Alon USA Energy, Inc.	9,200	258

		634,252

Financials (9.3%)
Jefferies Group, Inc.	1,743,700	50,097
* Affiliated Managers Group, Inc.	496,330	49,702
CapitalSource Inc. REIT	1,775,996	49,266
Cash America International Inc.	1,014,200	41,917
Brown &Brown, Inc.	1,205,170	35,263
Cullen/Frost Bankers, Inc.	642,300	34,787
^ The First Marblehead Corp.	511,153	34,477
W.R. Berkley Corp.	792,215	29,201
Aspen Insurance Holdings Ltd.	1,108,375	27,510
U-Store-It Trust REIT	1,229,000	26,989
* Nasdaq Stock Market Inc.	698,695	24,964
* Investment Technology Group, Inc.	503,500	23,513
Reinsurance Group of America, Inc.	360,200	20,315
Jones Lang LaSalle Inc.	207,000	19,044
Nuveen Investments, Inc. Class A	377,100	18,591
* First Cash Financial Services, Inc.	838,783	18,126
Investors Financial Services Corp.	439,195	17,269
International Bancshares Corp.	505,400	15,506
SL Green Realty Corp. REIT	126,156	15,271
Redwood Trust, Inc. REIT	275,200	15,128
Apollo Investment Corp.	693,425	14,950
* IntercontinentalExchange Inc.	166,620	14,066
United Dominion Realty Trust REIT	432,700	14,006
Platinum Underwriters Holdings, Ltd.	466,200	13,921
Webster Financial Corp.	286,208	13,830
TCF Financial Corp.	514,600	13,395
SEI Investments Co.	224,200	12,618
IndyMac Bancorp, Inc.	276,500	12,567
* E*TRADE Financial Corp.	515,540	12,002
* Conseco, Inc.	583,400	11,866
Equity Inns, Inc. REIT	703,100	11,798
Raymond James Financial, Inc.	346,800	11,049
First Community Bancorp	202,800	10,844
Federated Investors, Inc.	313,899	10,764
International Securities Exchange, Inc.	209,510	10,758
Forest City Enterprise Class A	191,200	10,497
The Phoenix Cos., Inc.	655,200	10,378
* EZCORP, Inc.	228,834	10,336
Bank of Hawaii Corp.	189,300	9,876
Hancock Holding Co.	191,900	9,844
Willis Group Holdings Ltd.	256,775	9,765
Federal Realty Investment Trust REIT	121,200	9,714
Hanover Insurance Group Inc.	210,500	9,546
Kilroy Realty Corp. REIT	120,100	9,047
* CB Richard Ellis Group, Inc.	297,810	8,943
* AmeriCredit Corp.	342,786	8,765
Waddell &Reed Financial, Inc.	315,000	8,033
Taubman Co. REIT	170,700	8,006
Tanger Factory Outlet Centers, Inc. REIT	204,700	7,635
* Piper Jaffray Cos., Inc.	108,800	7,524
* Arch Capital Group Ltd.	113,475	7,295
* Knight Capital Group, Inc. Class A	376,500	7,022
UCBH Holdings, Inc.	401,400	6,880
Host Marriott Corp. REIT	291,040	6,711
Student Loan Corp.	31,900	6,603
Leucadia National Corp.	241,500	6,368
Essex Property Trust, Inc. REIT	47,700	6,357
^ Corus Bankshares Inc.	304,500	6,251
Maguire Properties, Inc. REIT	139,700	5,974
Zenith National Insurance Corp.	125,277	5,828
A.G. Edwards &Sons, Inc.	98,800	5,637
Advanta Corp. Class B	143,493	5,631
Wilmington Trust Corp.	133,900	5,568
Max Re Capital Ltd.	220,700	5,138
* Security Capital Assurance, Ltd.	203,200	5,121
ASTA Funding, Inc.	146,003	4,970
HCC Insurance Holdings, Inc.	142,000	4,780
Erie Indemnity Co. Class A	93,000	4,710
BankUnited Financial Corp.	170,624	4,602
Radian Group, Inc.	80,100	4,269
* Philadelphia Consolidated Holding Corp.	107,300	4,198
BlackRock, Inc.	27,300	4,118
* GFI Group Inc.	70,090	4,042
The PMI Group Inc.	93,800	4,001
Nara Bancorp, Inc.	196,799	3,739
* World Acceptance Corp.	71,651	3,582
Global Signal, Inc. REIT	61,300	3,329
Sterling Financial Corp.	94,132	3,131
^ The St. Joe Co.	54,800	2,947
* eHealth, Inc.	128,100	2,834
StanCorp Financial Group, Inc.	60,800	2,778
* Universal American Financial Corp.	147,300	2,738
* Douglas Emmett, Inc. REIT	107,840	2,572
* Penson Worldwide, Inc.	102,320	2,488
* Asset Acceptance Capital Corp.	132,513	2,360
Safety Insurance Group, Inc.	45,100	2,255
First Republic Bank	52,000	2,025
Glimcher Realty Trust REIT	73,400	1,891
Independent Bank Corp. (MI)	77,803	1,859
Acadia Realty Trust REIT	68,700	1,755
Suffolk Bancorp	49,100	1,715
Eaton Vance Corp.	47,800	1,484
Pacific Capital Bancorp	47,643	1,465
Texas United Bancshares	43,245	1,460
Flagstar Bancorp, Inc.	96,100	1,444
* ^ Tejon Ranch Co.	29,500	1,431
* Primus Guaranty, Ltd.	122,386	1,399
Downey Financial Corp.	17,700	1,219
* Intervest Bancshares Corp.	32,700	1,169
City Holding Co.	29,636	1,162
Advance America Cash Advance Centers Inc.	71,428	1,071
* Accredited Home Lenders Holding Co.	34,800	1,065
Center Financial Corp.	44,000	1,063
Consolidated-Tomoka Land Co.	13,800	893
* Move, Inc.	178,600	854
* Nelnet, Inc.	26,100	768
Wilshire Bancorp Inc.	36,149	715
American Financial Group, Inc.	13,300	637
Frontier Financial Corp.	20,953	608
Capital Corp. of the West	17,000	514
* Dollar Financial Corp.	19,200	446
Prosperity Bancshares, Inc.	12,525	434
Saul Centers, Inc. REIT	8,900	433
PFF Bancorp, Inc.	13,700	425
* Rewards Network Inc.	71,700	406
TriCo Bancshares	13,302	346
Westamerica Bancorporation	6,100	304
S.Y. Bancorp, Inc.	10,000	295
City Bank Lynnwood (WA)	5,400	290
Great Southern Bancorp, Inc.	8,900	279
Kimco Realty Corp. REIT	6,240	277
U.S.B. Holding Co., Inc.	10,791	245
* Thomas Weisel Partners Group, Inc.	13,300	213
Vineyard National Bancorp Co.	8,205	179
CVB Financial Corp.	6,400	93
Camden National Corp.	1,360	60
Smithtown Bancorp, Inc.	200	6

		1,094,503

Health Care (16.1%)
Biotechnology (4.2%)
* Cephalon, Inc.	1,125,615	78,996
* Human Genome Sciences, Inc.	2,716,600	36,267
* Medarex, Inc.	2,149,300	27,769
* Alkermes, Inc.	1,520,888	25,551
* Vertex Pharmaceuticals, Inc.	579,425	23,525
* PDL BioPharma Inc.	1,046,100	22,104
* Celgene Corp.	404,500	21,616
* ICOS Corp.	676,039	21,444
* Millennium Pharmaceuticals, Inc.	1,568,200	18,348
* Nuvelo, Inc.	775,800	14,306
* InterMune Inc.	618,000	13,658
* Amylin Pharmaceuticals, Inc.	283,200	12,450
* Isis Pharmaceuticals, Inc.	1,397,649	11,992
* QLT Inc.	1,384,900	11,772
* Sirna Therapeutics, Inc.	914,400	11,549
* Regeneron Pharmaceuticals, Inc.	552,200	11,072
* Zymogenetics, Inc.	678,437	10,889
* Rigel Pharmaceuticals, Inc.	955,800	10,581
* MedImmune Inc.	293,850	9,415
* Myriad Genetics, Inc.	316,200	8,503
* ^ Telik, Inc.	433,241	8,210
* Seattle Genetics, Inc.	1,358,504	7,200
* Arena Pharmaceuticals, Inc.	455,850	6,952
* CV Therapeutics, Inc.	502,400	6,506
* Alnylam Pharmaceuticals Inc.	322,400	6,358
* BioMarin Pharmaceutical Inc.	380,000	6,091
* Cytokinetics, Inc.	729,049	5,315
* Cell Genesys, Inc.	1,210,500	5,302
* ImmunoGen, Inc.	1,286,000	5,131
* Enzon Pharmaceuticals, Inc.	555,600	4,756
* Myogen, Inc.	89,102	4,660
* Martek Biosciences Corp.	185,200	4,393
* ImClone Systems, Inc.	136,000	4,255
* Tanox, Inc.	297,379	3,994
* Cubist Pharmaceuticals, Inc.	137,170	3,055
* United Therapeutics Corp.	40,725	2,437
* Keryx Biopharmaceuticals, Inc.	148,160	2,080
* Progenics Pharmaceuticals, Inc.	75,300	1,967
* Genomic Health, Inc.	110,200	1,796
* Digene Corp.	36,850	1,711
* ^ ADVENTRX Pharmaceuticals, Inc.	174,000	586
* Lexicon Genetics Inc.	127,100	507
* Sangamo BioSciences, Inc.	57,429	322
* Trimeris, Inc.	34,600	264
Health Care Equipment &Supplies (3.6%)
* IDEXX Laboratories Corp.	732,958	60,989
DENTSPLY International Inc.	1,121,689	35,086
* Respironics, Inc.	733,250	25,898
* Align Technology, Inc.	1,568,600	21,741
Bausch &Lomb, Inc.	390,000	20,881
Cooper Cos., Inc.	350,440	20,196
* Varian Medical Systems, Inc.	294,700	16,167
* Cyberonics, Inc.	889,200	16,032
Arrow International, Inc.	404,400	14,457
* Advanced Medical Optics, Inc.	319,806	13,064
* IntraLase Corp.	661,433	13,004
Hogy Medical Co., Ltd.	289,300	11,675
* Edwards Lifesciences Corp.	266,100	11,424
* Hologic, Inc.	227,546	10,956
West Pharmaceutical Services, Inc.	259,625	10,915
* Gen-Probe Inc.	190,325	9,111
Hillenbrand Industries, Inc.	153,600	9,013
Dade Behring Holdings Inc.	232,700	8,477
PolyMedica Corp.	194,675	8,089
* ResMed Inc.	174,080	7,658
* ^ Palomar Medical Technologies, Inc.	162,200	7,638
* SonoSite, Inc.	238,166	6,788
* Candela Corp.	447,075	6,326
* Zoll Medical Corp.	157,337	6,089
* Intuitive Surgical, Inc.	57,064	5,660
* Cytyc Corp.	195,903	5,176
* Inverness Medical Innovations, Inc.	123,850	4,668
* ICU Medical, Inc.	109,986	4,647
* Viasys Healthcare Inc.	162,000	4,641
* Abaxis, Inc.	210,600	4,225
* Haemonetics Corp.	84,080	3,834
* Greatbatch, Inc.	160,722	3,615
* Thoratec Corp.	159,000	2,504
Vital Signs, Inc.	39,509	2,227
* Biosite Inc.	41,000	1,883
Mentor Corp.	40,000	1,872
* OraSure Technologies, Inc.	186,700	1,449
Meridian Bioscience Inc.	58,800	1,355
* Immucor Inc.	48,449	1,334
Beckman Coulter, Inc.	22,900	1,318
* Quidel Corp.	84,560	1,312
* American Medical Systems Holdings, Inc.	60,100	1,070
* SurModics, Inc.	20,123	702
Young Innovations, Inc.	10,361	374
* Symmetry Medical Inc.	11,800	184
* Neurometrix Inc.	3,400	55
* ArthroCare Corp.	978	40
Health Care Providers &Services (3.9%)
* Henry Schein, Inc.	923,520	45,890
Manor Care, Inc.	734,707	35,259
* Health Net Inc.	806,700	33,486
Universal Health Services Class B	510,122	27,011
* LifePoint Hospitals, Inc.	744,500	26,430
* Pediatrix Medical Group, Inc.	571,100	25,660
* Lincare Holdings, Inc.	763,900	25,636
* AMN Healthcare Services, Inc.	894,322	22,617
* Triad Hospitals, Inc.	566,600	20,981
* Genesis Healthcare Corp.	422,100	20,442
* VCA Antech, Inc.	463,400	15,000
* Matria Healthcare, Inc.	483,300	13,629
* DaVita, Inc.	202,885	11,286
* Healthways, Inc.	265,000	11,223
* Apria Healthcare Group Inc.	442,000	10,294
* MWI Veterinary Supply Inc.	291,143	9,756
* United Surgical Partners International, Inc.	384,658	9,547
* Community Health Systems, Inc.	281,800	9,144
* PSS World Medical, Inc.	454,178	9,138
* Sierra Health Services, Inc.	263,200	9,012
* Molina Healthcare Inc.	225,900	8,862
* Radiation Therapy Services, Inc.	237,883	7,079
* ^ Nighthawk Radiology Holdings, Inc.	299,280	6,090
* Magellan Health Services, Inc.	123,200	5,376
* Patterson Cos	150,600	4,947
* Odyssey Healthcare, Inc.	364,950	4,836
* WellCare Health Plans Inc.	79,400	4,665
Owens &Minor, Inc. Holding Co.	146,300	4,610
Brookdale Senior Living Inc.	84,722	4,077
* AMERIGROUP Corp.	122,300	3,664
* AmSurg Corp.	143,563	3,018
* Sunrise Senior Living, Inc.	65,500	2,044
* Psychiatric Solutions, Inc.	59,400	1,972
Omnicare, Inc.	51,200	1,939
* Symbion, Inc.	112,587	1,869
* MedCath Corp.	66,900	1,772
Chemed Corp.	49,000	1,739
* Healthspring, Inc.	67,300	1,355
* Sun Healthcare Group Inc.	95,200	1,245
* RehabCare Group, Inc.	53,900	693
* inVentiv Health, Inc.	15,392	440
Heath Care Technology (0.5%)
* Emdeon Corp.	2,364,451	27,546
IMS Health, Inc.	369,460	10,289
* Per-Se Technologies, Inc.	340,450	8,334
* Cerner Corp.	114,000	5,507
Computer Programs and Systems, Inc.	56,100	1,919
Life Science Tools &Services (1.8%)
Pharmaceutical Product Development, Inc.	1,310,736	41,485
* Covance, Inc.	549,265	32,132
* Techne Corp.	435,474	24,334
* Qiagen NV	1,070,300	16,921
* Nektar Therapeutics	1,150,900	16,607
* Affymetrix, Inc.	503,400	12,837
* Illumina, Inc.	235,365	10,347
* Diversa Corp.	952,971	8,872
* Luminex Corp.	539,600	8,698
* Exelixis, Inc.	881,830	8,554
* Kendle International Inc.	171,500	5,937
* Millipore Corp.	77,700	5,014
* PAREXEL International Corp.	164,500	4,869
* Waters Corp.	95,500	4,756
* Ventana Medical Systems, Inc.	56,858	2,296
* Bruker BioSciences Corp.	241,282	1,921
* Varian, Inc.	25,720	1,206
* Albany Molecular Research, Inc.	95,500	1,137
* Molecular Devices Corp.	26,770	539
Pharmaceuticals (2.1%)
* Endo Pharmaceuticals Holdings, Inc.	908,420	25,926
* King Pharmaceuticals, Inc.	1,324,500	22,159
* Adams Respiratory Therapeutics, Inc.	424,987	18,317
Kissei Pharmaceutical Co.	847,000	14,789
Mylan Laboratories, Inc.	704,490	14,442
* Watson Pharmaceuticals, Inc.	485,800	13,073
* Salix Pharmaceuticals, Ltd.	908,514	12,110
* Barr Pharmaceuticals Inc.	210,765	11,038
Medicis Pharmaceutical Corp.	300,400	10,526
* Xenoport Inc.	394,513	9,496
Alpharma, Inc. Class A	428,500	9,457
Valeant Pharmaceuticals International	505,876	9,450
* Axcan Pharma Inc.	611,700	9,004
* Noven Pharmaceuticals, Inc.	392,149	8,710
* Sciele Pharma, Inc.	345,800	7,542
* ^ Pain Therapeutics, Inc.	806,200	6,740
* K-V Pharmaceutical Co. Class A	297,600	6,642
* Durect Corp.	1,270,000	5,906
CNS, Inc.	140,500	5,206
* Adolor Corp.	351,641	4,821
* Impax Laboratories, Inc.	662,300	4,623
* ViroPharma Inc.	271,600	3,620
* Hi-Tech Pharmacal Co., Inc.	159,820	2,410
* ^ Nastech Pharmaceutical Co., Inc.	134,700	2,369
* Kos Pharmaceuticals, Inc.	33,900	1,687
* The Medicines Co.	56,300	1,462
Perrigo Co.	78,800	1,410
* Penwest Pharmaceuticals Co.	79,551	1,410
* ^ New River Pharmaceuticals Inc.	20,400	1,038
* ^ AtheroGenics, Inc.	58,700	763

		1,893,410

Industrials (16.6%)
Aerospace &Defense (0.7%)
* Alliant Techsystems, Inc.	248,100	19,156
* BE Aerospace, Inc.	677,403	17,125
* Ceradyne, Inc.	284,339	11,729
Precision Castparts Corp.	156,969	10,683
United Industrial Corp.	148,900	6,702
* AAR Corp.	142,560	3,712
* Orbital Sciences Corp.	161,600	2,935
* K&F Industries Holdings	121,100	2,354
* Ladish Co., Inc.	61,700	1,926
* Teledyne Technologies, Inc.	41,300	1,723
Triumph Group, Inc.	30,100	1,449
* Innovative Solutions and Support, Inc.	80,600	1,285
* DynCorp International Inc. Cl. A	57,000	599
Air Freight &Logistics (0.4%)
UTI Worldwide, Inc.	802,585	20,747
* EGL, Inc.	403,800	13,725
Forward Air Corp.	197,800	6,423
Pacer International, Inc.	78,900	2,421
* ABX Air, Inc.	335,534	1,929
* Hub Group, Inc.	31,300	850
Airlines (1.0%)
* Continental Airlines, Inc. Class B	822,400	30,330
* AMR Corp.	859,400	24,355
* US Airways Group Inc.	423,900	21,136
* JetBlue Airways Corp.	1,446,800	18,172
* AirTran Holdings, Inc.	1,074,400	10,712
* Alaska Air Group, Inc.	168,000	6,745
* ExpressJet Holdings, Inc.	523,200	4,154
Skywest, Inc.	99,000	2,639
Building Products (0.6%)
* USG Corp.	396,800	19,400
* NCI Building Systems, Inc.	285,200	17,069
* Trex Co., Inc.	465,000	12,285
^ Simpson Manufacturing Co.	213,900	6,073
Lennox International Inc.	134,300	3,621
^ American Woodmark Corp.	81,900	3,030
Insteel Industries, Inc.	123,400	2,214
^ PW Eagle, Inc.	29,000	1,029
Universal Forest Products, Inc.	22,600	1,026
* Builders FirstSource, Inc.	56,506	894
Commercial Services &Supplies (3.8%)
* The Dun &Bradstreet Corp.	894,700	69,107
* The Advisory Board Co.	761,135	42,030
Equifax, Inc.	799,600	30,409
* Corrections Corp. of America	588,147	26,872
The Corporate Executive Board Co.	297,307	26,704
Manpower Inc.	354,505	24,025
Robert Half International, Inc.	594,507	21,729
* Monster Worldwide Inc.	512,700	20,769
* ChoicePoint Inc.	430,550	15,668
Herman Miller, Inc.	356,100	12,207
* Allied Waste Industries, Inc.	993,150	12,067
* Cenveo Inc.	501,300	9,946
HNI Corp.	220,200	9,902
* Covanta Holding Corp.	464,400	9,441
* Global Cash Access, Inc.	550,755	8,785
* Tetra Tech, Inc.	441,650	8,029
* Mobile Mini, Inc.	249,051	8,012
* Spherion Corp.	1,031,587	7,479
Steelcase Inc.	448,100	7,425
* Labor Ready, Inc.	385,928	6,758
Administaff, Inc.	191,500	6,597
* Consolidated Graphics, Inc.	104,325	6,486
John H. Harland Co.	158,600	6,485
The Brink's Co.	122,700	6,441
* Copart, Inc.	214,300	6,200
* Huron Consulting Group Inc.	103,600	4,140
* Stericycle, Inc.	48,700	3,444
Kelly Services, Inc. Class A	117,269	3,375
* Kforce Inc.	221,208	3,311
* United Stationers, Inc.	64,100	3,061
McGrath RentCorp	91,103	2,460
* IHS Inc.-Class A	67,900	2,347
Watson Wyatt &Co. Holdings	48,000	2,167
* American Reprographics Co.	51,400	1,825
Brady Corp. Class A	48,500	1,795
* On Assignment, Inc.	153,400	1,741
* Volt Information Sciences Inc.	32,600	1,288
* CBIZ Inc.	174,900	1,231
* Geo Group Inc.	32,350	1,229
* Heidrick &Struggles International, Inc.	14,225	581
* SITEL Corp.	91,100	392
Waste Industries USA, Inc.	8,565	247
* Teletech Holdings Inc.	8,300	161
Construction &Engineering (0.5%)
Chicago Bridge &Iron Co. N.V	780,985	19,181
Washington Group International, Inc.	267,200	15,129
* Jacobs Engineering Group Inc.	179,000	13,522
Granite Construction Co.	141,700	7,383
* EMCOR Group, Inc.	107,300	6,347
* Perini Corp.	54,100	1,337
Comfort Systems USA, Inc.	38,500	447
Electrical Equipment (1.5%)
* Thomas &Betts Corp.	485,000	24,992
* Energy Conversion Devices, Inc.	587,477	21,613
* Suntech Power Holdings Co., Ltd. ADR	762,600	19,828
* General Cable Corp.	483,900	18,195
Acuity Brands, Inc.	320,200	15,863
Franklin Electric, Inc.	280,000	15,103
Roper Industries Inc.	239,860	11,477
* ^ Encore Wire Corp.	395,157	10,622
Ametek, Inc.	211,080	9,853
* ^ Lamson &Sessions Co.	285,600	6,249
* Superior Essex Inc.	150,966	5,660
* Genlyte Group, Inc.	72,686	5,616
A.O. Smith Corp.	126,100	4,434
* FuelCell Energy, Inc.	320,200	2,120
Regal-Beloit Corp.	35,500	1,755
Baldor Electric Co.	26,300	844
Vicor Corp.	61,500	732
Industrial Conglomerates (0.3%)
Carlisle Co., Inc.	223,025	18,665
* McDermott International, Inc.	349,475	15,622
Machinery (3.6%)
* Terex Corp.	1,149,700	59,508
Donaldson Co., Inc.	1,312,900	49,299
The Manitowoc Co., Inc.	607,710	33,351
Harsco Corp.	383,995	31,346
Albany International Corp.	794,400	26,700
Oshkosh Truck Corp.	549,890	24,861
Cummins Inc.	156,400	19,860
JLG Industries, Inc.	630,400	17,431
Trinity Industries, Inc.	446,110	16,087
Joy Global Inc.	411,300	16,086
Lincoln Electric Holdings, Inc.	221,667	13,630
* Navistar International Corp.	445,757	12,361
The Timken Co.	382,599	11,497
The Toro Co.	228,900	9,879
* Flowserve Corp.	171,300	9,079
Mueller Industries Inc.	210,500	7,719
* Gardner Denver Inc.	222,800	7,573
Bucyrus International, Inc.	178,359	7,473
Kaydon Corp.	176,700	7,386
* The Middleby Corp.	73,200	6,596
Crane Co.	166,600	6,487
Nordson Corp.	121,700	5,604
Freightcar America Inc.	82,200	4,371
* Columbus McKinnon Corp.	186,500	4,105
Graco, Inc.	91,300	3,721
Valmont Industries, Inc.	47,300	2,639
Wabtec Corp.	80,700	2,533
* AGCO Corp.	83,900	2,244
The Greenbrier Cos., Inc.	8,000	300
Marine (0.3%)
* American Commercial Lines Inc.	270,900	17,378
Horizon Lines Inc.	646,250	15,090
* Kirby Corp.	226,800	7,945
Road &Rail (1.8%)
* Swift Transportation Co., Inc.	2,946,697	74,109
Heartland Express, Inc.	1,374,320	22,443
Knight Transportation, Inc.	1,207,600	22,002
Con-way, Inc.	357,048	16,842
Werner Enterprises, Inc.	750,100	13,764
Landstar System, Inc.	250,100	11,615
Ryder System, Inc.	205,000	10,793
J.B. Hunt Transport Services, Inc.	429,500	9,294
* Celadon Group Inc.	432,700	8,117
* Old Dominion Freight Line, Inc.	292,955	8,103
* Amerco, Inc.	80,781	7,409
Arkansas Best Corp.	104,800	4,295
* Kansas City Southern	50,200	1,425
* Saia, Inc.	27,600	740
* P.A.M. Transportation Services, Inc.	24,400	618
* U.S. Xpress Enterprises, Inc.	25,221	498
Trading Companies &Distributors (2.1%)
MSC Industrial Direct Co., Inc. Class A	1,606,869	65,753
Watsco, Inc.	880,400	43,844
* Wesco International, Inc.	620,500	40,500
Fastenal Co.	932,200	37,512
* United Rentals, Inc.	1,062,800	25,178
GATX Corp.	319,100	13,903
* H&E Equipment Services, Inc.	505,927	13,574
* Williams Scotsman International Inc.	365,910	8,610
Applied Industrial Technology, Inc.	95,125	2,734

		1,953,128

Information Technology (21.6%)
Communications Equipment (2.8%)
* Polycom, Inc.	1,351,375	37,028
* CommScope, Inc.	1,073,200	34,246
* Avocent Corp.	736,038	27,020
* Foundry Networks, Inc.	1,947,602	24,657
* ViaSat, Inc.	746,900	20,271
* Stratex Networks, Inc.	4,095,776	19,127
* Ciena Corp.	755,385	17,759
Harris Corp.	357,200	15,217
ADTRAN Inc.	617,650	14,293
* NICE-Systems Ltd. ADR	463,377	14,258
* Sycamore Networks, Inc.	3,769,700	14,136
* Tellabs, Inc.	900,500	9,491
* Powerwave Technologies, Inc.	1,407,500	9,163
* Mastec Inc.	792,000	8,672
* Interdigital Communications Corp.	211,917	7,578
* Comverse Technology, Inc.	328,324	7,148
* Tekelec	480,325	7,085
* ^ UTStarcom, Inc.	648,200	6,981
* Bookham, Inc.	2,176,400	6,812
* ^ Finisar Corp.	1,932,500	6,725
* Redback Networks Inc.	372,424	5,892
* Arris Group Inc.	325,304	4,359
* Ixia	442,875	4,052
* Anaren, Inc.	76,000	1,528
* JDS Uniphase Corp.	94,625	1,375
* C-COR Inc.	112,688	1,126
* Sirenza Microdevices, Inc.	85,100	624
* Radyne Comstream Inc.	45,887	463
* Optical Cable Corp.	8,891	1
Computers &Peripherals (1.3%)
* Brocade Communications Systems, Inc.	5,905,400	47,893
* Western Digital Corp.	1,544,200	28,228
* Electronics for Imaging, Inc.	1,063,000	25,129
* Hutchinson Technology, Inc.	645,800	14,950
* NCR Corp.	343,450	14,260
* Emulex Corp.	329,777	6,200
* Komag, Inc.	159,728	6,110
* QLogic Corp.	210,000	4,322
* Intermec, Inc.	165,095	3,731
* Hypercom Corp.	431,000	2,797
* ^ Neoware Systems, Inc.	191,100	2,287
* Rimage Corp.	14,800	354
Electronic Equipment &Instruments (2.9%)
* Ingram Micro, Inc. Class A	1,842,700	37,978
Tektronix, Inc.	1,137,000	34,531
* Benchmark Electronics, Inc.	907,425	24,092
* Trimble Navigation Ltd.	467,150	21,592
* Littelfuse, Inc.	603,300	20,428
* Plexus Corp.	776,454	17,020
CDW Corp.	249,000	16,352
* Mettler-Toledo International Inc.	217,600	14,938
Molex, Inc.	412,400	14,393
* Avnet, Inc.	527,600	12,494
* Brightpoint, Inc.	982,214	11,885
AVX Corp.	706,900	11,141
* Rofin-Sinar Technologies Inc.	146,500	9,021
* TTM Technologies, Inc.	725,160	8,811
* Itron, Inc.	143,648	7,820
* Anixter International Inc.	130,400	7,793
* Arrow Electronics, Inc.	217,000	6,477
* Insight Enterprises, Inc.	300,125	6,450
* Rogers Corp.	90,200	6,311
* Vishay Intertechnology, Inc.	433,500	5,848
Daktronics, Inc.	224,000	5,311
* Coherent, Inc.	161,756	5,213
Amphenol Corp.	72,225	4,904
* ^ Multi-Fineline Electronix, Inc.	170,300	4,113
* Aeroflex, Inc.	370,988	4,007
CTS Corp.	253,600	3,581
National Instruments Corp.	112,300	3,502
* Tech Data Corp.	83,400	3,282
Technitrol, Inc.	122,600	3,092
* L-1 Identity Solutions Inc.	205,541	2,941
* ScanSource, Inc.	90,900	2,853
* Sanmina-SCI Corp.	635,820	2,511
* Dolby Laboratories Inc.	85,700	1,696
* Cogent Inc.	138,175	1,589
* DTS Inc.	58,800	1,258
MTS Systems Corp.	31,600	1,052
* Global Imaging Systems, Inc.	30,400	662
* Staktek Holdings Inc.	27,700	169
* LoJack Corp.	7,400	148
Internet Software &Services (2.2%)
* Akamai Technologies, Inc.	2,040,845	95,634
* WebEx Communications, Inc.	685,850	26,371
* Digital Insight Corp.	623,118	19,180
* Ariba, Inc.	1,996,725	15,075
* aQuantive, Inc.	508,970	13,834
* RealNetworks, Inc.	1,070,900	11,758
* Marchex, Inc.	792,100	11,232
* VeriSign, Inc.	458,785	9,488
* The Knot, Inc.	340,000	8,150
* ValueClick, Inc.	381,675	7,175
* j2 Global Communications, Inc.	233,344	6,403
United Online, Inc.	338,722	4,580
* Websense, Inc.	162,200	4,439
* DealerTrack Holdings Inc.	162,945	4,153
* Vignette Corp.	221,000	3,602
* ^ Bankrate, Inc.	99,000	3,163
* Digitas Inc.	255,800	2,701
* Digital River, Inc.	42,900	2,482
* EarthLink, Inc.	341,400	2,397
Stellent Inc.	196,200	2,192
* Art Technology Group, Inc.	755,705	1,889
* SonicWALL, Inc.	135,400	1,422
* Travelzoo, Inc.	20,800	677
* NIC Inc.	44,938	217
* Liquidity Services, Inc.	2,827	48
* Interwoven Inc.	2,400	31
IT Services (4.0%)
* Alliance Data Systems Corp.	969,544	58,871
* MPS Group, Inc.	3,097,621	47,239
* Ceridian Corp.	1,568,450	36,968
* VeriFone Holdings, Inc.	1,174,800	34,316
* DST Systems, Inc.	542,100	33,496
* Euronet Worldwide, Inc.	919,721	27,334
MoneyGram International, Inc.	693,500	23,725
* CheckFree Corp.	597,204	23,578
^ Heartland Payment Systems, Inc.	846,466	22,618
* Affiliated Computer Services, Inc. Class A	309,100	16,531
* SRA International, Inc.	455,450	14,597
* ManTech International Corp.	424,711	14,466
Global Payments Inc.	308,219	13,472
* CSG Systems International, Inc.	489,270	13,201
* Iron Mountain, Inc.	301,700	13,085
* BISYS Group, Inc.	1,183,769	13,069
* Sapient Corp.	2,255,200	12,291
Acxiom Corp.	478,950	11,854
* Sykes Enterprises, Inc.	420,302	8,528
* Cognizant Technology Solutions Corp.	85,574	6,442
* Convergys Corp.	264,000	5,599
* Keane, Inc.	399,100	4,626
* Tyler Technologies, Inc.	247,700	3,515
MasterCard, Inc. Class A	37,290	2,763
* ^ Kanbay International Inc.	76,032	2,159
infoUSA Inc.	169,128	1,859
Talx Corp.	65,452	1,592
* Lightbridge, Inc.	106,698	1,233
Startek, Inc.	64,300	877
Gevity HR, Inc.	32,313	730
* Infocrossing, Inc.	44,200	558
* eFunds Corp.	15,700	389
* BearingPoint, Inc.	33,700	281
Integral Systems, Inc.	8,500	227
* iGATE Corp.	29,600	167
* CACI International, Inc.	2,200	127
Semiconductors &Semiconductor Equipment (4.3%)
* Integrated Device Technology Inc.	2,599,122	41,196
* MEMC Electronic Materials, Inc.	885,415	31,432
* Cymer, Inc.	658,137	30,491
* LAM Research Corp.	526,678	26,044
* Atheros Communications	1,190,300	25,865
* Microsemi Corp.	1,250,860	24,517
* Trident Microsystems, Inc.	1,145,373	24,213
* ON Semiconductor Corp.	3,510,697	21,837
* Varian Semiconductor Equipment Associates, Inc.	587,300	21,431
Intersil Corp.	815,400	19,121
* Entegris Inc.	1,565,100	17,545
* ^ OmniVision Technologies, Inc.	1,063,400	17,461
* International Rectifier Corp.	358,225	12,885
* RF Micro Devices, Inc.	1,658,600	12,108
* Agere Systems Inc.	702,100	11,922
* Silicon Laboratories Inc.	348,600	11,375
* Tessera Technologies, Inc.	310,200	10,829
* Teradyne, Inc.	712,100	9,984
* Cypress Semiconductor Corp.	569,800	9,567
* Atmel Corp.	1,479,700	8,508
* Amkor Technology, Inc.	1,227,600	8,483
* Novellus Systems, Inc.	300,736	8,315
* Silicon Image, Inc.	638,814	7,557
* Verigy Ltd.	442,100	7,427
* ATMI, Inc.	229,325	7,267
* FormFactor Inc.	172,043	6,569
* Cirrus Logic, Inc.	857,685	6,055
* Micrel, Inc.	530,300	5,918
* Conexant Systems, Inc.	2,999,500	5,789
* PortalPlayer Inc.	463,468	5,576
* Zoran Corp.	392,000	5,457
National Semiconductor Corp.	206,119	5,007
* ^ SiRF Technology Holdings, Inc.	172,946	4,863
* LSI Logic Corp.	441,300	4,435
* Supertex, Inc.	94,300	4,188
* Diodes Inc.	84,500	3,721
* Advanced Energy Industries, Inc.	219,928	3,457
* Marvell Technology Group Ltd.	173,690	3,175
* Silicon Storage Technology, Inc.	683,453	2,864
* FEI Co.	117,625	2,689
* ^ EMCORE Corp.	409,445	2,354
* Fairchild Semiconductor International, Inc.	134,400	2,165
* ^ Genesis Microchip Inc.	165,300	1,694
* Intevac, Inc.	78,200	1,617
* Mattson Technology, Inc.	165,264	1,616
* Kopin Corp.	369,801	1,320
* Cabot Microelectronics Corp.	42,900	1,225
Cohu, Inc.	61,700	1,220
* Netlogic Microsystems Inc.	26,800	531
* Asyst Technologies, Inc.	67,200	499
* Veeco Instruments, Inc.	13,100	245
Software (4.1%)
* Red Hat, Inc.	2,732,813	44,763
* Citrix Systems, Inc.	1,306,641	38,585
* BMC Software, Inc.	1,231,500	37,327
* Informatica Corp.	2,972,214	36,826
FactSet Research Systems Inc.	693,377	35,293
* Cadence Design Systems, Inc.	1,411,400	25,208
* Progress Software Corp.	626,425	18,035
* ^ Concur Technologies, Inc.	1,097,900	17,501
Fair Isaac, Inc.	428,200	15,685
* Cognos Inc.	409,900	14,953
* MicroStrategy Inc.	124,600	14,871
* BEA Systems, Inc.	877,800	14,282
* MICROS Systems, Inc.	275,636	13,694
* Sonic Solutions, Inc.	833,600	13,454
* Opsware, Inc.	1,203,800	10,943
* salesforce.com, Inc.	232,700	9,080
* Sybase, Inc.	353,791	8,615
* Nuance Communications, Inc.	746,410	8,614
* Hyperion Solutions Corp.	224,741	8,405
* Transaction Systems Architects, Inc.	248,144	8,365
Jack Henry &Associates Inc.	366,100	7,977
* Quest Software, Inc.	471,918	6,951
* Ulticom, Inc.	668,000	6,680
* SPSS, Inc.	237,087	6,560
* Intergraph Corp.	144,200	6,300
* TIBCO Software Inc.	637,400	5,896
* Smith Micro Software, Inc.	337,913	5,748
* Witness Systems, Inc.	310,183	5,503
* Macrovision Corp.	198,541	5,283
* Autodesk, Inc.	136,978	5,034
* Novell, Inc.	542,800	3,257
* Activision, Inc.	192,300	2,965
Quality Systems, Inc.	67,117	2,848
* McAfee Inc.	82,300	2,381
* Advent Software, Inc.	47,200	1,747
* Mentor Graphics Corp.	98,600	1,663
* ANSYS, Inc.	33,100	1,523
* Radiant Systems, Inc.	130,551	1,437
QAD Inc.	158,917	1,313
* NetScout Systems, Inc.	91,600	741
* Net 1 UEPS Technologies, Inc.	27,526	678
* Compuware Corp.	24,200	195

		2,550,091

Materials (4.7%)
Allegheny Technologies Inc.	537,600	42,325
AptarGroup Inc.	631,400	34,670
Steel Dynamics, Inc.	566,900	34,076
Albemarle Corp.	436,250	28,369
Carpenter Technology Corp.	255,000	27,282
Reliance Steel &Aluminum Co.	781,866	26,857
* Pactiv Corp.	822,300	25,360
* Hercules, Inc.	1,356,500	24,688
* AK Steel Corp.	1,557,500	23,253
^ Cleveland-Cliffs Inc.	521,798	22,067
Eagle Materials, Inc.	574,400	21,080
Ferro Corp.	1,037,900	20,467
United States Steel Corp.	301,700	20,395
Martin Marietta Materials, Inc.	220,700	19,422
Minerals Technologies, Inc.	335,000	18,479
Commercial Metals Co.	619,700	16,490
Cytec Industries, Inc.	281,800	15,609
* Oregon Steel Mills, Inc.	253,900	13,812
Florida Rock Industries, Inc.	263,700	11,313
Airgas, Inc.	281,300	10,636
* RTI International Metals, Inc.	157,900	9,682
* Titanium Metals Corp.	317,900	9,372
* Hecla Mining Co.	1,105,882	7,199
Celanese Corp. Series A	343,600	7,082
Chaparral Steel Co.	170,000	7,070
NewMarket Corp.	88,000	5,658
Packaging Corp. of America	206,200	4,736
* W.R. Grace &Co.	342,500	4,590
* Stillwater Mining Co.	366,900	3,944
Greif Inc. Class A	40,500	3,795
AMCOL International Corp.	136,500	3,591
Ball Corp.	81,700	3,398
Quanex Corp.	92,700	3,106
Olympic Steel, Inc.	101,600	2,509
* Huntsman Corp.	135,900	2,347
A.M. Castle &Co.	65,800	2,200
* OM Group, Inc.	35,000	1,995
Sonoco Products Co.	55,800	1,980
* PolyOne Corp.	224,800	1,843
* Aleris International Inc.	30,300	1,561
* Century Aluminum Co.	39,100	1,522
Texas Industries, Inc.	22,000	1,366
* Crown Holdings, Inc.	49,400	960
* Nalco Holding Co.	31,600	639
International Flavors &Fragrances, Inc.	2,300	98

		548,893

Telecommunication Services (0.8%)
* NeuStar, Inc. Class A	740,015	21,623
* Level 3 Communications, Inc.	3,552,600	18,793
* American Tower Corp. Class A	252,295	9,088
Telephone &Data Systems, Inc.	151,073	7,380
* SBA Communications Corp.	249,625	6,667
* Leap Wireless International, Inc.	101,644	5,637
Citizens Communications Co.	377,600	5,536
* Cincinnati Bell Inc.	1,062,619	4,984
^ Golden Telecom, Inc.	96,488	3,571
* General Communication, Inc.	244,030	3,199
* Syniverse Holdings Inc.	211,400	3,118
* Cbeyond Inc.	86,600	2,628
Commonwealth Telephone Enterprises, Inc.	38,978	1,632
* U.S. Cellular Corp.	18,400	1,167
* Covad Communications Group, Inc.	700,000	931
North Pittsburgh Systems, Inc.	29,409	775
* Dobson Communications Corp.	82,900	643
* iPCS, Inc.	9,180	495
Atlantic Tele-Network, Inc.	22,711	439
Centennial Communications Corp. Class A	42,892	221
* Echelon Telecom, Inc.	10,358	184
Shenandoah Telecommunications Co.	600	28

		98,739

Utilities (0.6%)
UGI Corp. Holding Co.	686,200	18,184
* El Paso Electric Co.	775,900	18,125
PNM Resources Inc.	630,300	17,749
CenterPoint Energy Inc.	327,400	5,068
Ormat Technologies Inc.	106,000	4,070
Equitable Resources, Inc.	60,900	2,468
ALLETE, Inc.	32,100	1,448
Cleco Corp.	53,900	1,385
IDACORP, Inc.	33,600	1,325
WGL Holdings Inc.	37,200	1,207
Southwest Gas Corp.	25,000	897
Portland General Electric Co.	33,800	871
Westar Energy, Inc.	6,500	165

		72,962

Exchange-Traded Funds (1.4%)
^2Vanguard Small-Cap ETF	1,862,353	124,349
^2Vanguard Small-Cap Growth ETF	713,200	45,395

		169,744

Total Common Stocks
(Cost $9,928,252)		11,380,378

Temporary Cash Investments (4.7%)1

Money Markets Fund (4.3%)

3 Vanguard Market Liquidity Fund, 5.289%	375,833,343	375,833
3 Vanguard Market Liquidity Fund, 5.289%	123,763,230	123,763

		499,596

	Face
	Amount
	($000)

Repurchase Agreement (0.2%)

Deutsche Bank 5.300%, 11/1/06
(Dated 10/31/06, Repurchase Value
$27,604,000, Collateralized by
Federal Home Loan Mortgage Corp.,
5.000%-5.500%, 9/1/19-9/1/35)	27,600	27,600

U.S. Agency Obligations (0.2%)

4 Federal Home Loan Mortgage Corp.
5 5.187%, 2/16/07	2,000	1,970
5 5.150%, 12/26/06	20,000	19,845

		21,815

Total Temporary Cash Investments
(Cost $549,011)		549,011

Total Investments (101.3%)
(Cost $10,477,263)		11,929,389

Other Assets and Liabilities—Net (-1.3%)		(148,149)

Net Assets (100%)		11,781,240

*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.3% and 3.0%, respectively, of net assets.
2	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
5	Securities with a value of $21,815,000 and cash of $2,800,000, have been segregated as initial margin for open futures contracts.
ADR	- American Depositary Receipt.
REIT	- Real Estate Investment Trust.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Explorer Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Vanguard Explorer Fund (the “Fund") as of October 31, 2006, and for the year then ended and have issued our unqualified report thereon dated December 18, 2006 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's schedule of investments as of October 31, 2006 appearing in Item 6 of this Form N-CSR. This schedule of investments is the responsibility of the Fund's management. Our responsibility is to express an opinion on the schedule of investments based on our audit.

In our opinion, the schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Philadelphia, PA

December 18, 2006

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 15, 2006

VANGUARD EXPLORER FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	December 15, 2006

* By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.